UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
__________________
Date of Report (Date of earliest event reported)    April 18, 2016
Colfax Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

420 National Business Parkway Annapolis Junction, MD	20701
(Address of principal executive offices)	(Zip Code)
(301) 323-9000
(Registrant’s telephone number, including area code.)
(Former name and former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
Attached hereto as Exhibit 99.1 is a press release of Colfax Corporation (the "Company") issued on April 18, 2016, announcing that Shyam Kambeyanda has been named President, ESAB and Senior Vice President of the Company, effective May 16, 2016.
Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

99.1	Colfax Corporation press release dated April 18, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2016	COLFAX CORPORATION
	By:	/s/ C. Scott Brannan Name: C. Scott Brannan Title: SVP, Finance and Chief Financial Officer

EXHIBIT INDEX

99.1	Colfax Corporation press release dated April 18, 2016